Annual Fund Operating Expenses - Direxion Hydrogen ETF - Direxion Hydrogen ETF	Mar. 23, 2021
Operating Expenses:
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses (Operating Services Fees)	0.05%	[1]
Total Annual Fund Operating Expenses	0.45%

[1]	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.